Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tamala L. McComic, certify that:

1.	I have reviewed this amended report on Form 10-K/A of Mexco Energy Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

July 30, 2026	/s/ Tamala L. McComic
Tamala L. McComic
Chief Financial Officer, President, Treasurer, and Assistant Secretary